UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2018

KBS LEGACY PARTNERS APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54673	27-0668930
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Disposition of the Lofts at the Highlands
On February 25, 2014, KBS Legacy Partners Apartment REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, purchased a 200-unit apartment complex (the “Lofts at the Highlands”) on approximately 2.8 acres of land located in St. Louis, Missouri.
On March 28, 2018, the Company completed the sale of the Lofts at the Highlands to Elite Street Capital Lofts Equity DE, LLC (the “Lofts at the Highlands Buyer”), a buyer unaffiliated with the Company or its advisor, for $44.4 million. In connection with the disposition of the Lofts at the Highlands, the Lofts at the Highlands Buyer assumed the mortgage loan secured by the Lofts at the Highlands (the “Lofts at the Highlands Mortgage Loan”) with an outstanding principal balance of $30.2 million at the time of the sale. The net cash to the Company from the disposition of the Lofts at the Highlands, based on the gross sales price of $44.4 million and reduced by the aggregate outstanding balance of the Lofts at the Highlands Mortgage Loan, and net of closing costs, the disposition fee and rental security deposits, was approximately $13.6 million.
Disposition of The Residence at Waterstone
On April 6, 2012, the Company, through an indirect wholly owned subsidiary, purchased a 255-unit apartment complex (“The Residence at Waterstone”) on approximately 25.2 acres of land located in northwest Baltimore suburb of Pikesville, Maryland.
On March 29, 2018, the Company completed the sale of The Residence at Waterstone to Elite Street Capital Waterstone Equity DE, LLC (“The Residence at Waterstone Buyer”), a buyer unaffiliated with the Company or its advisor, for $60.1 million, excluding closing credits. In connection with the disposition of The Residence at Waterstone, The Residence at Waterstone Buyer assumed the mortgage loan secured by The Residence at Waterstone (“The Residence at Waterstone Mortgage Loan”) with an outstanding principal balance of $44.5 million at the time of the sale. The net cash to the Company from the disposition of The Residence at Waterstone, based on the gross sales price of $60.1 million and reduced by the aggregate outstanding balance of The Residence at Waterstone Mortgage Loan, and net of closing credits, closing costs, the disposition fee and rental security deposits, was approximately $13.0 million.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Legacy Partners Apartment REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-1
	Unaudited Pro Forma Consolidated Statement of Net Assets as of December 31, 2017 (Liquidation Basis)	F-2
	Unaudited Pro Forma Consolidated Statement of Changes in Net Assets (Liquidation Basis) for the Period from December 1, 2017 to December 31, 2017	F-4
	Unaudited Pro Forma Consolidated Statement of Operations (Going Concern Basis) for the 11 Months Ended November 30, 2017	F-6

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KBS LEGACY PARTNERS APARTMENT REIT, INC.

Date:	April 4, 2018	By:	/s/ JEFFREY K. WALDVOGEL
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary
(principal financial officer)

KBS LEGACY PARTNERS APARTMENT REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the consolidated statement of net assets of KBS Legacy Partners Apartment REIT (“KBS Legacy Partners REIT”) as of December 31, 2017 (liquidation basis), the related consolidated statement of changes in net assets for the period from December 1, 2017 to December 31, 2017 (liquidation basis), the consolidated statements of operations (going concern basis), stockholders’ equity (going concern basis), and cash flows (going concern basis) for the 11 months ended November 30, 2017, and the notes thereto. The consolidated financial statements of KBS Legacy Partners REIT as of December 31, 2017 and for the 11 months ended November 30, 2017 have been included in KBS Legacy Partners REIT’s prior filings with the SEC.
The following unaudited pro forma consolidated statement of net assets as of December 31, 2017 has been prepared to give effect to the dispositions of Legacy at Valley Ranch, Crystal Park at Waterford, the Lofts at the Highlands and The Residence at Waterstone as if the dispositions occurred on December 31, 2017. The unaudited pro forma consolidated statement of net assets does not purport to reflect the actual transaction or financial position of KBS Legacy Partners REIT as the dispositions occurred on February, 8, 2018, February 8, 2018, March 28, 2018 and March 29, 2018, respectively, and certain amounts and balances have changed.
The following unaudited pro forma consolidated statement of changes in net assets for the period from December 1, 2017 to December 31, 2017 have been prepared to give effect to the February 8, 2018 dispositions of Legacy at Valley Ranch and Crystal Park at Waterford, March 28, 2018 disposition of the Lofts at the Highlands and March 29, 2018 disposition of The Residence at Waterstone as if the dispositions occurred on December 1, 2017.
The following unaudited pro forma consolidated statements of operations for the 11 months ended November 30, 2017 have been prepared to give effect to the February 8, 2018 dispositions of Legacy at Valley Ranch and Crystal Park at Waterford, March 28, 2018 disposition of the Lofts at the Highlands and March 29, 2018 disposition of The Residence at Waterstone as if the dispositions occurred on January 1, 2017.
These unaudited pro forma financial statements have been prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of Legacy at Valley Ranch, Crystal Park at Waterford, the Lofts at the Highlands and The Residence at Waterstone been consummated as of the dates indicated.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS
As of December 31, 2017
(Liquidation Basis, in thousands)

	KBS Legacy Partners REIT Historical (a)	Pro Forma Adjustments								Pro Forma Total
		Legacy at Valley Ranch (b)		Crystal Park at Waterford (c)		Lofts at the Highlands (d)		The Residence at Waterstone (e)
Assets
Real estate	$217,500	$(67,500)		$(45,700)		$(44,400)		$(59,900)		$—
Cash and cash equivalents	14,133	36,551	(f)	18,238	(g)	13,783	(h)	12,925	(i)	95,630
Restricted cash	3,042	(1,572)	(j)	(555)	(j)	(522)	(j)	(393)	(j)	—
Rents and other receivables, net	169	—		—		—		—		169
Other assets, net	325	—		—		—		—		325
Total assets	$235,169	$(32,521)		$(28,017)		$(31,139)		$(47,368)		$96,124
Liabilities
Liabilities for estimated costs in excess of estimated receipts during liquidation	$686	$138	(k)	$451	(k)	$252	(k)	$628	(k)	$2,155
Notes payable	132,932	(31,046)	(l)	(26,377)	(m)	(30,348)	(n)	(45,161)	(o)	—
Accounts payable and accrued liabilities	2,609	—		—		—		—		2,609
Due to affiliates	85	—		—		—		—		85
Liabilities for estimated closing costs and disposition fees	4,131	(1,078)	(p)	(1,257)	(p)	(708)	(p)	(1,088)	(p)	—
Other liabilities	1,379	(413)	(q)	(318)	(q)	(254)	(q)	(394)	(q)	—
Total liabilities	141,822	(32,399)		(27,501)		(31,058)		(46,015)		4,849
Commitments and contingencies
Net assets in liquidation	$93,347	$(122)		$(516)		$(81)		$(1,353)		$91,275

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET ASSETS
As of December 31, 2017

(a)	Historical consolidated statement of net assets derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K as of December 31, 2017.

(b)	Represents adjustments to reflect the disposition of Legacy at Valley Ranch. The liquidation value of the Legacy at Valley Ranch was $67.5 million, excluding estimated closing costs.

(c)	Represents adjustments to reflect the disposition of Crystal Park at Waterford. The liquidation value of Crystal Park at Waterford was $45.7 million, excluding estimated closing costs.

(d)	Represents adjustments to reflect the disposition of the Lofts at the Highlands. The liquidation value of the Lofts at the Highlands was $44.4 million, excluding estimated closing costs.

(e)	Represents adjustments to reflect the disposition of The Residence at Waterstone. The liquidation value of The Residence at Waterstone was $59.9 million, excluding estimated closing costs.

(f)
Represents the amount of net cash proceeds from the disposition of Legacy at Valley Ranch, based on the gross sales price of $68.5 million and reduced by the aggregate outstanding balance of the Legacy at Valley Ranch Mortgage Loan, and net of closing credits, closing costs, the disposition fee and rental security deposits.

(g)
Represents the amount of net cash proceeds from the disposition of Crystal at Waterford, based on the gross sales price of $45.9 million and reduced by the aggregate outstanding balance of the Crystal at Waterford Mortgage Loan, and net of closing credits, closing costs, the disposition fee and rental security deposits.

(h)
Represents the amount of net cash proceeds from the disposition of the Lofts at the Highlands, based on the gross sales price of $44.4 million and reduced by the aggregate outstanding balance of the Lofts at the Highlands Mortgage Loan, and net of closing costs, the disposition fee and rental security deposits.

(i)
Represents the amount of net cash proceeds from the disposition of The Residence at Waterstone, based on the gross sales price of $60.1 million and reduced by the aggregate outstanding balance of The Residence at Waterstone Mortgage Loan, and net of closing credits, closing costs, the disposition fee and rental security deposits.

(j)	Represents the adjustment to eliminate restricted cash.

(k)	Represents the adjustment to eliminate estimated receipts in excess of estimated costs during liquidation.

(l)	Represents the aggregate outstanding principal balance of $30.3 million and $0.7 million of prepayment penalties on the Legacy at Valley Ranch Mortgage Loan as of December 31, 2017.

(m)	Represents the aggregate outstanding principal balance of $26.3 million and $81,000 of prepayment penalties on the Crystal at Waterford Mortgage Loan as of December 31, 2017.

(n)	Represents the aggregate outstanding principal balance of $30.3 million and $45,000 of prepayment penalties on the Lofts at the Highlands Mortgage Loan as of December 31, 2017.

(o)	Represents the aggregate outstanding principal balance of $44.7 million and $0.4 million of prepayment penalties on The Residence at Waterstone Mortgage Loan as of December 31, 2017.

(p)	Represents the adjustment to estimated closing costs and disposition fees to reflect the disposition.

(q)	Represents the adjustment for rental security deposits transferred to the purchaser upon disposition and the application of buyer’s good faith deposit to the sales proceeds at closing.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Period from December 1, 2017 to December 31, 2017
(Liquidation Basis, in thousands)

	KBS Legacy Partners REIT Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Legacy at Valley Ranch (b)	Crystal Park at Waterford (b)	Lofts at the Highlands (b)	The Residence at Waterstone (c)
Net assets in liquidation, beginning of period	$178,251	$(122)	$(516)	$(81)	$(1,353)	$176,179
Changes in net assets in liquidation
Other changes, net	254	—	—	—	—	254
Net increase in liquidation value	254	—	—	—	—	254
Liquidating distributions to stockholders	(85,158)	—	—	—	—	(85,158)
Changes in net assets in liquidation	(84,904)	—	—	—	—	(84,904)
Net assets in liquidation, end of period	$93,347	$(122)	$(516)	$(81)	$(1,353)	$91,275

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Period from December 1, 2017 to December 31, 2017

(a)	Historical consolidated statement of changes in net assets derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K for the year ended December 31, 2017.

(b)	The net assets in liquidation decreased primarily as a result of adjustments to eliminate the estimated receipts in excess of estimated costs during liquidation.

(c)
The net assets in liquidation decreased primarily as a result of adjustments to eliminate the estimated receipts in excess of estimated costs during liquidation and an increase of the estimated closing costs related to the sale of The Residence at Waterstone.

KBS LEGACY PARTNERS APARTMENT REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the 11 Months Ended November 30, 2017
(Going Concern Basis, in thousands, except share and per share amounts)

	KBS Legacy Partners REIT Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Legacy at Valley Ranch (b)	Crystal Park at Waterford (c)	Lofts at the Highlands (d)	The Residence at Waterstone (e)
Revenues:
Rental income	$36,293	$(6,532)	$(4,176)	$(3,439)	$(4,801)	$17,345
Total revenues	36,293	(6,532)	(4,176)	(3,439)	(4,801)	17,345
Expenses:
Operating, maintenance, and management	5,084	(825)	(487)	(539)	(762)	2,471
Real estate taxes and insurance	6,159	(1,346)	(645)	(350)	(667)	3,151
Asset management fees to affiliate	234	(12)	(32)	(18)	(34)	138
Property management fees and expenses to affiliate	5,249	(1,059)	(541)	(369)	(496)	2,784
General and administrative expenses	2,594	(76)	(16)	(34)	(15)	2,453
Depreciation and amortization	9,279	(896)	(1,375)	(1,050)	(1,601)	4,357
Interest expense	8,623	(1,173)	(672)	(1,159)	(1,639)	3,980
Total expenses	37,222	(5,387)	(3,768)	(3,519)	(5,214)	19,334
Other income:
Interest income	238	—	—	(2)	—	236
Gain on sale of real estate	51,885	—	—	—	—	51,885
Loss from extinguishment of debt	(2,080)	—	—	—	—	(2,080)
Total other income	50,043	—	—	(2)	—	50,041
Net income	$49,114	$(1,145)	$(408)	$78	$413	$48,052
Net income per common share, basic and diluted	$2.34					$2.29
Weighted-average number of common shares outstanding, basic and diluted	20,952,306					20,952,306

KBS LEGACY PARTNERS APARTMENT REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
For the 11 Months Ended November 30, 2017

(a)	Historical financial information derived from KBS Legacy Partners REIT’s Annual Report on Form 10-K for the year ended December 31, 2017.

(b)
Amount represents the adjustment to remove the historical operations of Legacy at Valley Ranch, which was sold on February 8, 2018, as reflected in the historical statement of operations of KBS Legacy Partners REIT for the 11 months ended November 30, 2017.

(c)
Amount represents the adjustment to remove the historical operations of Crystal Park at Waterford, which was sold on February 8, 2018, as reflected in the historical statement of operations of KBS Legacy Partners REIT for the 11 months ended November 30, 2017.

(d)
Amount represents the adjustment to remove the historical operations of the Lofts at the Highlands, which was sold on March 28, 2018, as reflected in the historical statement of operations of KBS Legacy Partners REIT for the 11 months ended November 30, 2017.

(e)
Amount represents the adjustment to remove the historical operations of The Residence at Waterstone, which was sold on March 29, 2018, as reflected in the historical statement of operations of KBS Legacy Partners REIT for the 11 months ended November 30, 2017.